                                                                       Exhibit 5

                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the shares of common stock, par value $.001 per share of Edify Corporation, and further agree that this Joint Filing Agreement be included as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement.

May 13, 1996


                            GS CAPITAL PARTNERS II, L.P.

                               By:  GS Advisors, L.P.,
                                    its general partner

                               By:  GS Advisors, Inc.,
                                    its general partner

                               By:  \s\ Richard A. Friedman
                                    -----------------------
                                    Name:  Richard A. Friedman
                                    Title:     President


                            GS ADVISORS, L.P.

                               By:  GS Advisors, Inc.
                                    its general partner

                               By:  \s\ Richard A. Friedman
                                  --------------------------
                                  Name:  Richard A. Friedman
                                  Title:  President

                            GS CAPITAL PARTNERS II OFFSHORE, L.P.

                               By:  GS Advisors II (Cayman), L.P.,
                                    its general partner

                               By:  GS Advisors II, Inc.,
                                    its general partner

                               By:  \s\ Richard A. Friedman
                                   ----------------------------
                                   Name:  Richard A. Friedman
                                   Title:  President





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


                            GS ADVISORS II (CAYMAN), L.P.


                               By:  GS Advisors II, Inc.,
                                    its general partner

                               By:  \s\ Richard A. Friedman
                                   ----------------------------
                                    Name:  Richard A. Friedman
                                    Title:  President

                            GS CAPITAL PARTNERS II (Germany) C.L.P.

                               By:  Goldman, Sachs & Co. oHG,
                                    its managing partner

                               By:  Goldman, Sachs & Co.
                                    Finanz GmbH, its managing
                                    partner

                               By:  \s\ Richard A. Friedman
                                   ----------------------------
                                   Name:  Richard A. Friedman
                                   Title:  Attorney-in-fact

                            GOLDMAN, Sachs & CO. oHG

                               By:  Goldman, Sachs & Co.
                                    Finanz GmbH, its managing
                                    partner

                               By:  \s\ Richard A. Friedman
                                   ----------------------------
                                    Name:  Richard A. Friedman
                                    Title:  Attorney-in-fact

                            GOLDMAN, Sachs & CO.

                               By:  \s\ Richard A. Friedman
                                   ----------------------------
                                    Name:  Richard A. Friedman
                                    Title:   General Partner

                            THE GOLDMAN SACHS GROUP, L.P.

                               By:  \s\ Richard A. Friedman
                                   ----------------------------
                                   Name:  Richard A. Friedman
                                   Title:  General Partner






                                      151